Exhibit 10.1

AMENDMENT NO. 2

TO

MANAGEMENT SERVICES AGREEMENT

This AMENDMENT NO. 2 TO MANAGEMENT SERVICES AGREEMENT (this “Amendment”), dated as of January 20, 2017 is made and entered into by and among 8point3 General Partner, LLC, a Delaware limited liability company (the “ YieldCo General Partner ”), 8point3 Energy Partners LP, a Delaware limited partnership (the “ Partnership ”), 8point3 Operating Company, LLC, a Delaware limited liability company (the “ Operating Company ”), 8point3 Holding Company, LLC, a Delaware limited liability company, (“ Holdings ” and, together with the YieldCo General Partner, the Partnership and the Operating Company, the “ YieldCo Parties ”), and SunPower Capital Services, LLC, a Delaware limited liability company, (the “ Service Provider ” and together with the YieldCo General Partner, the Partnership and the Operating Company, each a “ Party ” and, collectively, the “ Parties ”).

WITNESSETH

WHEREAS, the Parties entered into that certain Management Services Agreement on June 24, 2015 and amended by that certain Amendment No. 1 to Management Services Agreement dated August 11, 2015 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement to reflect the Parties’ agreement as to certain matters set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

Section 1.01   Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

Section 1.02   Amendment.  (a) Section 1.1 of the Agreement shall be amended by adding the following defined terms, each in its appropriate alphabetical position:

“First Solar Asset Management, LLC” means First Solar Asset Management, LLC, a Delaware limited liability company.

“Kingbird Group” means Kingbird Solar, LLC, Kingbird Solar A, LLC, and Kingbird Solar B, LLC, each a Delaware limited liability company.

“Kingbird Group Management Fee” means an annual amount equal to, for any Fiscal Year, twenty-nine thousand U.S. dollars ($29,000), which amount shall be adjusted for inflation annually beginning on April 1, 2016 at the Inflation Factor.

“Kingbird Group Monthly Fee Amount” means an amount equal to the quotient of (i) the Kingbird Group Management Fee in effect for such Fiscal Year divided by (ii) 12.

(b)Article VII Fees and Expenses is amended by adding the following Section 7.6:

“7.6Additional Service Recipients

(a) First Solar Asset Management, LLC, on behalf of the Kingbird Group, shall pay the Service Provider, during the term of this Agreement, the Kingbird Group Management Fee. The Kingbird Group Management Fee shall accrue commencing on April 30, 2016 and First Solar Asset Management, LLC shall remit the Kingbird Group Monthly Fee Amount to the Service Provider pursuant to Section 7.4 together with such Expenses and Services Taxes allocable to Kingbird Group members as though Section 7.2, Section 7.3, and Section 7.4 specifically contemplated their addition as Service Recipients under this Agreement.

(b)Any amount payable by a Service Recipient added after the date of this Agreement to any member of the Service Provider Group hereunder that is not remitted when so due will remain due (whether on demand or otherwise), and interest will accrue on such overdue amounts (both before and after judgement) at a rate per annum equal to the Interest Rate.”

(c)Schedule I to the Agreement is amended by adding the following Persons, each in its appropriate alphabetical position:

Kingbird Solar, LLC

Kingbird Solar A, LLC

Kingbird Solar B, LLC

(d) Schedule II to the Agreement is amended by adding to the end thereof the following:

“I.   Kingbird Group

With respect to the Kingbird Group, Service Provider shall collect all funds remitted by First Solar Asset Management, LLC with respect to sales effected by members of the Kingbird Group and shall perform those Services specified above at C.ii., v., vi., and viii., E. and F.”

Section 1.03   Continuity. Except as expressly modified hereby, the terms and provisions of the Agreement and all instruments, agreements or other documents executed and delivered in connection therewith shall continue in full force and effect.  Whenever the “Agreement” is referenced in the Agreement or any of the instruments, agreements or other documents executed and delivered in connection therewith, such references shall be deemed to mean the Agreement as modified hereby.

Section 1.04   Parties in Interest. This Amendment is binding upon and is for the benefit of the Parties hereto and their respective successors and permitted assigns.  This Amendment is not made for the benefit of any Person not a party hereto, and no Person other than the Parties hereto and their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by virtue of this Amendment.

Section 1.05   Severability. Whenever possible each provision and term of this Amendment will be interpreted in a manner to be effective and valid.  If any term or provision of this Amendment or the application of any such term or provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof, or the application of such term or provision to Persons or circumstances other than those as to which it has been held invalid, illegal or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby.  If any term or provision of this Amendment is held to be prohibited or invalid, then such term or provision will be ineffective only to the extent of such prohibition or invalidity without invalidating or affecting in any manner whatsoever the remainder of such term or provision or the other terms and provisions of this Amendment.  Upon determination that any other term or provision of this Amendment is invalid, void, illegal, or unenforceable, a court of competent jurisdiction will modify such term or provision so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible under the Law.

Section 1.06   Facsimile; Counterparts.  Any Party may deliver executed signature pages to this Amendment by facsimile transmission to the other Parties, which facsimile copy shall be deemed to be an original executed signature page.  This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute a single instrument.

Section 1.07   GOVERNING LAW.  THIS AMENDMENT, INCLUDING THE FORMATION, BREACH, TERMINATION, VALIDITY, INTERPRETATION AND ENFORCEMENT THEREOF, AND ALL TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.  FOR THE AVOIDANCE OF DOUBT, IT IS INTENDED THAT 6 DEL. C. § 2708, WHICH PROVIDES FOR ENFORCEMENT OF DELAWARE CHOICE OF LAW WHETHER OR NOT THERE ARE OTHER RELATIONSHIPS WITH DELAWARE, SHALL APPLY.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

8point3 General Partner, LLC

By:	/s/ Max Gardner
Name: Max Gardner
Title: Vice President of Operations

8point3 Energy Partners LP

By: 8point3 General Partner, LLC, its general partner

By:	/s/ Max Gardner
Name: Max Gardner
Title: Vice President of Operations

8point3 Operating Company, LLC

By: 8point3 Energy Partners LP, its managing member

By: 8point3 General Partner, LLC, its general partner

By:	/s/ Max Gardner
Name: Max Gardner
Title: Vice President of Operations

[Signature Page to Amendment No.2 to SunPower Management Services Agreement]

8point3 Holding Company, LLC

By: First Solar 8point3 Holdings, LLC, its member

By:	/s/ Bryan Schumaker
Name: Bryan Schumaker
Title: Vice President and Corporate Controller

By: SunPower YC Holdings, LLC, its member

By:	/s/ Natalie Jackson
Name: Natalie Jackson
Title: Vice President

SunPower Capital Services, LLC

By:	/s/ Chuck Boynton
Name: Chuck Boynton
Title: Manager

Acknowledged and agreed to by:

First Solar Asset Management, LLC

By:	/s/ Troy Lauterbach
Name: Troy Lauterbach
Title: VP of Energy Services

[Signature Page to Amendment No. 2 to SunPower Management Services Agreement]

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